Exhibit 10.16(b)

                                 PROMISSORY NOTE

                                December 18, 1997


Borrower: Michael Touff                        Lender:   M.D.C. Holdings, Inc.,
                                                         a Delaware corporation

Amount:   $41,511.00                           Maturity Date: December 30, 2002


         For value received, Borrower promises to pay to the order of Lender at Lender's corporate office in Denver, Colorado, the sum of $41,511.00 in lawful money of the United States with simple interest thereon from the date hereof until paid, both before and after judgment, computed on the basis of a 365 day year, at a variable rate per annum, adjusted as of the first day of each calendar month during the term of this Promissory Note, equal to (a) the average one month London Inter-Bank Offered Rate as of the last business day immediately preceding the date of such adjustment (or, in the case of the initial rate, the date hereof) as reported in The Wall Street Journal, plus (b) 1%. Upon default in payment of any principal or interest when due, whether due at stated maturity, by acceleration, or otherwise, all outstanding principal shall bear interest at a default rate of 18% per annum from the date when due until paid, both before and after judgment.

         Payments of principal and accrued interest shall be made on December 30 of each year during the term of this Promissory Note commencing December 30, 1998 based upon a ten year amortization. The remaining principal and accrued interest shall be payable in full on the earlier of: (a) December 30, 2002; (b) 90 days after Borrower's employment with Lender has been terminated for cause; or (c) one year after Borrower's employment with Lender has been terminated other than for cause.

         All payments shall be applied first to accrued interest and the remainder, if any, to principal.

         This Promissory Note is secured by shares of the Lender's common stock pursuant to a Pledge Agreement.

         If default occurs in the payment of any principal or interest when due and remains uncured five days after Borrower's receipt of notice thereof, or if any Event of Default (as defined in the Pledge Agreement) occurs under the Pledge Agreement, time being the essence, then the entire unpaid balance, with interest as aforesaid, shall, at the election of the holder hereof and without notice of such election, become immediately due and payable in full and in any such event, Borrower agrees to pay to the holder hereof all collection costs, including reasonable attorney fees and legal expenses, in addition to all other sums due hereunder.

                                                  Borrower:

                                                  -----------------------------
                                                  Michael Touff

                                PLEDGE AGREEMENT


                  THIS AGREEMENT is entered into as of the 18th day of December 1997, by and between M.D.C. Holdings, Inc., a Delaware corporation ("MDC") and Michael Touff ("Pledgor").

                  WHEREAS, MDC has made a loan to Pledgor in connection with the receipt by Pledgor of shares of MDC stock as part of Pledgor's compensation; and

                  WHEREAS, the loan to Pledgor is secured by certain shares of MDC stock delivered to Pledgor;

                  NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, MDC and Pledgor agree as follows:


1.       PLEDGE.

         1.1 Security Interest. As security for the promissory note of Pledgor of even date herewith in the original principal amount of $41,511.00 (the "Note"), including any renewals or extensions thereof, Pledgor hereby pledges and assigns to MDC and creates in MDC a security interest in all of his right, title and interest in and to the shares of common stock of MDC represented by the stock certificates listed on Schedule 1 to this Agreement (the "Pledged Shares") together with all rights and privileges of Pledgor with respect thereto, all proceeds, income and profits thereof and all property received in addition thereto, in exchange thereof or in substitution therefor (the "Collateral"). The initial number of Pledged Shares shall be no less than the principal amount of the Note plus 25%, divided by $11.38.

         1.2 Stock Dividends, Options, or Other Adjustments. If the Pledged Shares or any additional shares of capital stock, instruments, or other property distributable on or by reason of the Collateral, shall come into the possession or control of Pledgor, and such property is such that a security interest therein can be perfected only by possession by MDC, Pledgor shall hold the same in trust and forthwith transfer and deliver the same to MDC subject to the provisions hereof. Notwithstanding the above, absent an Event of Default, Pledgor shall retain the right to vote all shares of the Collateral and receive all dividends declared on all shares of the Collateral.

         1.3 Delivery of Share Certificates; Stock Powers. The stock certificates representing the Pledged Shares have been delivered to MDC. Pledgor shall promptly deliver to MDC share certificates or other documents representing Collateral acquired or received after the date of this Agreement with stock powers duly executed by Pledgor. If at any time MDC notifies Pledgor that additional stock powers endorsed in blank held by MDC with respect to the Collateral are required, Pledgor shall promptly execute in blank and deliver such stock powers as MDC may request.

         1.4 Power of Attorney. Pledgor hereby constitutes and irrevocably appoints MDC, with full power of substitution and revocation by MDC, as Pledgor's true and lawful attorney-in-
fact, to the full extent permitted by law, at any time or times when an Event of Default (as defined below) has occurred and is continuing, to affix to
certificates  and  documents   representing  the  Collateral  the  stock  powers
delivered with respect thereto, to transfer or cause the transfer of the Collateral or any part thereof on the books of MDC to the name of MDC or MDC's nominee and thereafter exercise as to such Collateral all the rights, powers and remedies of an owner. The power of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect MDC's interest in the Collateral and shall not impose any duty upon MDC to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest.

2.       REPRESENTATIONS OF PLEDGOR.

         Pledgor represents and warrants to MDC that:

         2.1 Ownership. Pledgor is the sole legal and beneficial owner of, and has good and marketable title to, the Pledged Shares listed as being owned by him on Schedule 1, free and clear of all pledges, liens, security interests and other encumbrances other than the security interest created by this Agreement, and Pledgor has the unqualified right and authority to execute this Agreement and to pledge the Collateral to MDC as provided for herein.

         2.2 Other Rights. There are no outstanding options, warrants or other agreements with respect to the Pledged Shares, other than this Agreement.

         2.3 Compliance. The execution and delivery of this Agreement by Pledgor, and the performance by Pledgor of his obligations hereunder, will not result in a violation of any contract, agreement or other obligation to which Pledgor is a party or, to the best knowledge of Pledgor, any law or governmental regulation to which Pledgor is subject.


3.       COVENANTS.

         Pledgor covenants to MDC that:

         3.1 Sale or Transfer. Unless Pledgor and MDC have made arrangements for the release of all or any part of the Collateral in accordance with Section 3.2 below, Pledgor will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or with respect to, any of the Collateral (other than as created under this Agreement) during the term of this Agreement.

         3.2 Release of Collateral. At any time on or after Pledgor makes a principal payment on the Note, the Pledgor may require MDC to release a pro-rata portion of the Collateral, with the number of shares to be released determined by multiplying the total number of shares of Collateral then held by MDC by a fraction, the numerator of which being the amount of any such principal payment and the denominator of which being the original principal amount of the Note; provided, however, that releases of Collateral shall be permitted by this
Section  3.2 only if the
fair market value of the Collateral retained by MDC after giving effect to a release equals or exceeds the unpaid principal amount of the Note after giving effect to the principal payment. For this purpose, "fair market value" shall mean the closing price of each share of the Collateral on the New York Stock Exchange on the date of the principal payment (or, if no shares were traded on that day, on the next preceding day on which shares were traded), multiplied by the number of shares of Collateral retained by MDC.

         3.3 Further Actions. Pledgor will, at his own expense, at any time and from time to time at MDC's request, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be reasonably proposed by MDC further to enhance, preserve, establish, demonstrate or enforce MDC's rights, interests and remedies created by, provided in or arising from this Agreement.


4.       REMEDIES.

         4.1 Events of Default. "Event of Default" means any one of the following events:

                  (A) the occurrence of any event of default under the Note which has not been cured within the applicable cure period, or

                  (B) default in the performance, or breach, of any covenant, representation or warranty of Pledgor in this Agreement, and continuance of such default or breach for a period of 30 days after MDC has given such Pledgor written notice specifying such default or breach and requiring it to be remedied.

         4.2 Actions by MDC. If an Event of Default occurs and is continuing, then and in every such case MDC may take any one or more of the following actions:

                  (A) MDC  may  upon  two  business   days'  notice  cause  the
Collateral to be transferred to its name or to the name of its nominee or nominees and thereafter exercise as to such Collateral all of the rights, powers and remedies of an owner;

                  (B) MDC may upon two business days' notice collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of said Collateral, and hold the same as part of the Collateral, or apply the same to the Note in such manner as MDC may decide in its sole and absolute discretion;

                  (C) MDC may upon two business days' notice enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith deposit or surrender control of such Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof;

                  (D) At any time upon two business days' notice, after Pledgor's failure to pay the same, MDC may discharge any taxes, liens, security interests or other encumbrances levied or placed on the Collateral, pay for the maintenance and preservation of the Collateral, or pay for insurance on the Collateral; the amount of such payments, plus any and all fees, costs and expenses of MDC (including reasonable attorneys' fees and disbursements) in connection therewith, shall, at MDC's option, be reimbursed by Pledgor on demand, with interest thereon to be calculated pursuant to the Note from the date paid by MDC.

                  (E) MDC shall have all the rights and remedies of a secured party under the Uniform Commercial Code of Colorado.

         4.3 Remedies Cumulative and Nonexclusive. All of MDC's rights and remedies, including, but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as MDC may deem expedient.

         4.4 Consents and Approvals. If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization and will otherwise use his best efforts to secure the same. Pledgor further agrees to use his best efforts to secure such sale or other disposition of the Collateral as MDC may deem necessary pursuant to the terms of this Agreement.

         4.5 Assignment and Transfer. Upon any sale or other disposition of the Collateral, MDC shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including MDC) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Pledgor. Pledgor specifically waives, to the extent permitted by applicable law, all rights of redemption, stay or appraisal that he had or may have under any rule of law or statute now existing or hereafter adopted.

         4.6 No Obligation. MDC shall not be obligated to make any sale or other disposition, unless the terms thereof shall be satisfactory to it. MDC may, without notice or publication, adjourn any private or public sale, and, upon five days' prior notice to Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral, on credit or for future delivery, the Collateral so sold may be retained by MDC until the selling price is paid by the purchaser thereof, but MDC shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided.

         4.7 Disposition of Proceeds. The proceeds of any sale or disposition of all or any part of the Collateral shall be applied by MDC in the following order:

                  (A) to the payment in full of the costs and expenses of such sale or sales, collections, and the protection, declaration and enforcement of any security interest granted hereunder including the reasonable compensation of MDC's agents and attorneys;

                  (B) to the payment of Note in such manner as MDC may elect; and

                  (C) to the payment to Pledgor of any surplus.

         4.8 Insufficiency. In the event that the proceeds of any sale or other disposition are insufficient to cover the principal of, and interest on, the Note plus the costs and expenses of the sale or other disposition, Pledgor shall be liable for such deficiency.


5.       TERMINATION.

         This Agreement shall continue in full force and effect as long as any amount remains outstanding under the Note. Subject to any sale or other disposition by MDC of the Collateral or any part thereof pursuant to this Agreement, the Collateral shall be returned to Pledgor upon full indefeasible payment, satisfaction and termination of the Note. A portion of the Collateral shall also be returned to Pledgor as provided in Section 3.2.


6.       EXPENSES OF MDC.

         All expenses (including reasonable fees and disbursements of counsel) incurred by MDC in connection with any actual or attempted sale or exchange of, or any enforcement, collection, compromise or settlement respecting, the Collateral, or any other proceeding or action taken by MDC hereunder whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization herein conferred, and regardless of whether any litigation or proceeding is commenced for the purpose of satisfaction of the liability of Pledgor for failure to pay his or her obligations or as additional amounts owing by Pledgor to cover MDC's costs of acting against the Collateral, shall be deemed an obligation of Pledgor for all purposes of this Agreement, and MDC may apply the Collateral to payment of or reimbursement of itself for such liability.


7.       MISCELLANEOUS.

         7.1 Assignability of Rights. Pledgor may not assign any of his rights under this Agreement, and any attempted assignment shall be void and considered a default under this Agreement. The provisions of this Agreement which are for MDC's benefit as a holder of the Collateral are also for the benefit of, and enforceable by any subsequent holder of the Note or the Collateral.

         7.2 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (A)      if to MDC:

                                    MDC Holdings, Inc.
                                    3600 South Yosemite, Suite 900
                                    Denver, Colorado 80237
                                    Attention: Chief Financial Officer

                  (B)      if to Pledgor:

                                    Mr. Michael Touff
                                    3600 South Yosemite, Suite 900
                                    Denver, CO 80237

         7.3 Entire Agreement. Except as expressly set forth herein, this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof.

         7.4 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. No provision of this Agreement shall be construed against any party by reason of that party having drafted the same.

         7.5 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         7.6 Severability; Enforceability. If any term or provision of this Agreement or any application thereof shall be invalid or enforceable, the remainder of this Agreement and any other application of such term or provision shall not be affected thereby.

         7.7 Attorneys' Fees. In the event of any dispute among the parties hereto relating to the subject matter of this Agreement, the out-of-pocket costs and reasonable attorneys' fees of the prevailing party shall be paid by the other party in addition to any other relief.

         7.8 Amendment. This Agreement may not be supplemented, modified or amended except by an instrument in writing signed by the parties hereto.

         7.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.10 No Obligation. MDC and its assigns shall use reasonable care in holding the Collateral and shall hold and dispose of the same in accordance with the terms of this Agreement.

                  IN WITNESS WHEREOF, MDC has caused this Agreement to be executed, and Pledgor has executed this Agreement, as of the date first written above.


                                            M.D.C. HOLDINGS, INC.


                                            By:
                                               ------------------------------
                                            Name:
                                                 ----------------------------
                                            Title:
                                                  ---------------------------



                                           PLEDGOR


                                            ---------------------------------
                                            Name:  Michael Touff

                         Schedule 1 to Pledge Agreement

                                 PLEDGED SHARES

Stock Cert.   Number of
   Number      Shares

     __              4,560
              ------------

     --       ------------

PROMISSORY NOTE

                                December 18, 1997


Borrower: Paris G. Reece III                   Lender:  M.D.C. Holdings, Inc.,
                                                        a Delaware corporation

Amount:   $52,581.00                           Maturity Date: December 30, 2002


         For value received, Borrower promises to pay to the order of Lender at Lender's corporate office in Denver, Colorado, the sum of $52,581.00 in lawful money of the United States with simple interest thereon from the date hereof until paid, both before and after judgment, computed on the basis of a 365 day year, at a variable rate per annum, adjusted as of the first day of each calendar month during the term of this Promissory Note, equal to (a) the average one month London Inter-Bank Offered Rate as of the last business day immediately preceding the date of such adjustment (or, in the case of the initial rate, the date hereof) as reported in The Wall Street Journal, plus (b) 1%. Upon default in payment of any principal or interest when due, whether due at stated maturity, by acceleration, or otherwise, all outstanding principal shall bear interest at a default rate of 18% per annum from the date when due until paid, both before and after judgment.

         Payments of principal and accrued interest shall be made on December 30 of each year during the term of this Promissory Note commencing December 30, 1998 based upon a ten year amortization. The remaining principal and accrued interest shall be payable in full on the earlier of: (a) December 30, 2002; (b) 90 days after Borrower's employment with Lender has been terminated for cause; or (c) one year after Borrower's employment with Lender has been terminated other than for cause.

         All payments shall be applied first to accrued interest and the remainder, if any, to principal.

         This Promissory Note is secured by shares of the Lender's common stock pursuant to a Pledge Agreement.

         If default occurs in the payment of any principal or interest when due and remains uncured five days after Borrower's receipt of notice thereof, or if any Event of Default (as defined in the Pledge Agreement) occurs under the Pledge Agreement, time being the essence, then the entire unpaid balance, with interest as aforesaid, shall, at the election of the holder hereof and without notice of such election, become immediately due and payable in full and in any such event, Borrower agrees to pay to the holder hereof all collection costs, including reasonable attorney fees and legal expenses, in addition to all other sums due hereunder.

                                               Borrower:

                                               -----------------------------
                                               Paris G. Reece III

                                PLEDGE AGREEMENT


                  THIS AGREEMENT is entered into as of the 18th day of December 1997, by and between M.D.C. Holdings, Inc., a Delaware corporation ("MDC") and Paris G. Reece III ("Pledgor").

                  WHEREAS, MDC has made a loan to Pledgor in connection with the receipt by Pledgor of shares of MDC stock as part of Pledgor's compensation; and

                  WHEREAS, the loan to Pledgor is secured by certain shares of MDC stock delivered to Pledgor;

                  NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, MDC and Pledgor agree as follows:


8.       PLEDGE.

         1.1 Security Interest. As security for the promissory note of Pledgor of even date herewith in the original principal amount of $52,581.00 (the "Note"), including any renewals or extensions thereof, Pledgor hereby pledges and assigns to MDC and creates in MDC a security interest in all of his right, title and interest in and to the shares of common stock of MDC represented by the stock certificates listed on Schedule 1 to this Agreement (the "Pledged Shares") together with all rights and privileges of Pledgor with respect thereto, all proceeds, income and profits thereof and all property received in addition thereto, in exchange thereof or in substitution therefor (the "Collateral"). The initial number of Pledged Shares shall be no less than the principal amount of the Note plus 25%, divided by $11.38.

         1.2 Stock Dividends, Options, or Other Adjustments. If the Pledged Shares or any additional shares of capital stock, instruments, or other property distributable on or by reason of the Collateral, shall come into the possession or control of Pledgor, and such property is such that a security interest therein can be perfected only by possession by MDC, Pledgor shall hold the same in trust and forthwith transfer and deliver the same to MDC subject to the provisions hereof. Notwithstanding the above, absent an Event of Default, Pledgor shall retain the right to vote all shares of the Collateral and receive all dividends declared on all shares of the Collateral.

         1.3 Delivery of Share Certificates; Stock Powers. The stock certificates representing the Pledged Shares have been delivered to MDC. Pledgor shall promptly deliver to MDC share certificates or other documents representing Collateral acquired or received after the date of this Agreement with stock powers duly executed by Pledgor. If at any time MDC notifies Pledgor that additional stock powers endorsed in blank held by MDC with respect to the Collateral are required, Pledgor shall promptly execute in blank and deliver such stock powers as MDC may request.

         1.4 Power of Attorney. Pledgor hereby constitutes and irrevocably appoints MDC, with full power of substitution and revocation by MDC, as Pledgor's true and lawful attorney-in-
fact, to the full extent permitted by law, at any time or times when an Event of Default (as defined below) has occurred and is continuing, to affix to
certificates  and  documents   representing  the  Collateral  the  stock  powers
delivered with respect thereto, to transfer or cause the transfer of the Collateral or any part thereof on the books of MDC to the name of MDC or MDC's nominee and thereafter exercise as to such Collateral all the rights, powers and remedies of an owner. The power of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect MDC's interest in the Collateral and shall not impose any duty upon MDC to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest.

9.       REPRESENTATIONS OF PLEDGOR.

         Pledgor represents and warrants to MDC that:

         2.1 Ownership. Pledgor is the sole legal and beneficial owner of, and has good and marketable title to, the Pledged Shares listed as being owned by him on Schedule 1, free and clear of all pledges, liens, security interests and other encumbrances other than the security interest created by this Agreement, and Pledgor has the unqualified right and authority to execute this Agreement and to pledge the Collateral to MDC as provided for herein.

         2.2 Other Rights. There are no outstanding options, warrants or other agreements with respect to the Pledged Shares, other than this Agreement.

         2.3 Compliance. The execution and delivery of this Agreement by Pledgor, and the performance by Pledgor of his obligations hereunder, will not result in a violation of any contract, agreement or other obligation to which Pledgor is a party or, to the best knowledge of Pledgor, any law or governmental regulation to which Pledgor is subject.


10.      COVENANTS.

         Pledgor covenants to MDC that:

         3.1 Sale or Transfer. Unless Pledgor and MDC have made arrangements for the release of all or any part of the Collateral in accordance with Section
3.2 below, Pledgor will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or with respect to, any of the Collateral (other than as created under this Agreement) during the term of this Agreement.

         3.2 Release of Collateral. At any time on or after Pledgor makes a principal payment on the Note, the Pledgor may require MDC to release a pro-rata portion of the Collateral, with the number of shares to be released determined by multiplying the total number of shares of Collateral then held by MDC by a fraction, the numerator of which being the amount of any such principal payment and the denominator of which being the original principal amount of the Note; provided, however, that releases of Collateral shall be permitted by this
Section 3.2 only if the fair market value of the Collateral retained by MDC after giving effect to a release equals or exceeds the unpaid principal amount of the Note after giving effect to the principal payment. For this purpose, "fair market value" shall mean the closing price of each share of the Collateral on the New York Stock Exchange on the date of the principal payment (or, if no shares were traded on that day, on the next preceding day on which shares were traded), multiplied by the number of shares of Collateral retained by MDC.

         3.3 Further Actions. Pledgor will, at his own expense, at any time and from time to time at MDC's request, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be reasonably proposed by MDC further to enhance, preserve, establish, demonstrate or enforce MDC's rights, interests and remedies created by, provided in or arising from this Agreement.


11.      REMEDIES.

         4.1 Events of Default. "Event of Default" means any one of the following events:

                  (A) the occurrence of any event of default under the Note which has not been cured within the applicable cure period, or

                  (B) default in the performance, or breach, of any covenant, representation or warranty of Pledgor in this Agreement, and continuance of such default or breach for a period of 30 days after MDC has given such Pledgor written notice specifying such default or breach and requiring it to be remedied.

         4.2 Actions by MDC. If an Event of Default occurs and is continuing, then and in every such case MDC may take any one or more of the following actions:

                  (A) MDC  may  upon  two  business   days'  notice  cause  the
Collateral to be transferred to its name or to the name of its nominee or nominees and thereafter exercise as to such Collateral all of the rights, powers and remedies of an owner;

                  (B) MDC may upon two business days' notice collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of said Collateral, and hold the same as part of the Collateral, or apply the same to the Note in such manner as MDC may decide in its sole and absolute discretion;

                  (C) MDC may upon two business days' notice enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith deposit or surrender control of such Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof;

                  (D) At any time upon two business days' notice, after Pledgor's failure to pay the same, MDC may discharge any taxes, liens, security interests or other encumbrances levied or placed on the Collateral, pay for the maintenance and preservation of the Collateral, or pay for insurance on the Collateral; the amount of such payments, plus any and all fees, costs and expenses of MDC (including reasonable attorneys' fees and disbursements) in connection therewith, shall, at MDC's option, be reimbursed by Pledgor on demand, with interest thereon to be calculated pursuant to the Note from the date paid by MDC.

                  (E) MDC shall have all the rights and remedies of a secured party under the Uniform Commercial Code of Colorado.

         4.3 Remedies Cumulative and Nonexclusive. All of MDC's rights and remedies, including, but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as MDC may deem expedient.

         4.4 Consents and Approvals. If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization and will otherwise use his best efforts to secure the same. Pledgor further agrees to use his best efforts to secure such sale or other disposition of the Collateral as MDC may deem necessary pursuant to the terms of this Agreement.

         4.5 Assignment and Transfer. Upon any sale or other disposition of the Collateral, MDC shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including MDC) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Pledgor. Pledgor specifically waives, to the extent permitted by applicable law, all rights of redemption, stay or appraisal that he had or may have under any rule of law or statute now existing or hereafter adopted.

         4.6 No Obligation. MDC shall not be obligated to make any sale or other disposition, unless the terms thereof shall be satisfactory to it. MDC may, without notice or publication, adjourn any private or public sale, and, upon five days' prior notice to Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral, on credit or for future delivery, the Collateral so sold may be retained by MDC until the selling price is paid by the purchaser thereof, but MDC shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided.

         4.7 Disposition of Proceeds. The proceeds of any sale or disposition of all or any part of the Collateral shall be applied by MDC in the following order:

                  (A) to the payment in full of the costs and expenses of such sale or sales, collections, and the protection, declaration and enforcement of any security interest granted hereunder including the reasonable compensation of MDC's agents and attorneys;

                  (B) to the payment of Note in such manner as MDC may elect; and

                  (C) to the payment to Pledgor of any surplus.

         4.8 Insufficiency. In the event that the proceeds of any sale or other disposition are insufficient to cover the principal of, and interest on, the Note plus the costs and expenses of the sale or other disposition, Pledgor shall be liable for such deficiency.


12.      TERMINATION.

         This Agreement shall continue in full force and effect as long as any amount remains outstanding under the Note. Subject to any sale or other disposition by MDC of the Collateral or any part thereof pursuant to this Agreement, the Collateral shall be returned to Pledgor upon full indefeasible payment, satisfaction and termination of the Note. A portion of the Collateral shall also be returned to Pledgor as provided in Section 3.2.


13.      EXPENSES OF MDC.

         All expenses (including reasonable fees and disbursements of counsel) incurred by MDC in connection with any actual or attempted sale or exchange of, or any enforcement, collection, compromise or settlement respecting, the Collateral, or any other proceeding or action taken by MDC hereunder whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization herein conferred, and regardless of whether any litigation or proceeding is commenced for the purpose of satisfaction of the liability of Pledgor for failure to pay his or her obligations or as additional amounts owing by Pledgor to cover MDC's costs of acting against the Collateral, shall be deemed an obligation of Pledgor for all purposes of this Agreement, and MDC may apply the Collateral to payment of or reimbursement of itself for such liability.


14.      MISCELLANEOUS.

         7.1 Assignability of Rights. Pledgor may not assign any of his rights under this Agreement, and any attempted assignment shall be void and considered a default under this Agreement. The provisions of this Agreement which are for MDC's benefit as a holder of the Collateral are also for the benefit of, and enforceable by any subsequent holder of the Note or the Collateral.

         7.2 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (A)      if to MDC:

                                    MDC Holdings, Inc.
                                    3600 South Yosemite, Suite 900
                                    Denver, Colorado 80237
                                    Attention: General Counsel

                  (B)      if to Pledgor:

                                    Mr. Paris G. Reece III
                                    3600 South Yosemite, Suite 900
                                    Denver, CO 80237

         7.3 Entire Agreement. Except as expressly set forth herein, this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof.

         7.4 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. No provision of this Agreement shall be construed against any party by reason of that party having drafted the same.

         7.5 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         7.6 Severability; Enforceability. If any term or provision of this Agreement or any application thereof shall be invalid or enforceable, the remainder of this Agreement and any other application of such term or provision shall not be affected thereby.

         7.7 Attorneys' Fees. In the event of any dispute among the parties hereto relating to the subject matter of this Agreement, the out-of-pocket costs and reasonable attorneys' fees of the prevailing party shall be paid by the other party in addition to any other relief.

         7.8 Amendment. This Agreement may not be supplemented, modified or amended except by an instrument in writing signed by the parties hereto.

         7.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.10 No Obligation. MDC and its assigns shall use reasonable care in holding the Collateral and shall hold and dispose of the same in accordance with the terms of this Agreement.

                  IN WITNESS WHEREOF, MDC has caused this Agreement to be executed, and Pledgor has executed this Agreement, as of the date first written above.


                                               M.D.C. HOLDINGS, INC.


                                               By:
                                                  -----------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------



                                               PLEDGOR


                                               --------------------------------
                                               Name:  Paris G. Reece III

                                                Schedule 1 to Pledge Agreement


                                 PLEDGED SHARES

Stock Cert.   Number of
   Number      Shares

     __              5,776
              ------------

     --       ------------